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Exhibit 99.01

        FLEXTRONICS INTERNATIONAL LTD.

LETTER OF TRANSMITTAL

Offer to Exchange up to $500,000,000 Principal Amount of 4.625% Notes due 2020 and the
guarantees thereof for a Like Principal Amount of 4.625% Notes due 2020 and the guarantees thereof which have been registered under the Securities Act of 1933
(the "2020 Notes Exchange Offer")

and

Offer to Exchange up to $500,000,000 Principal Amount of 5.000% Notes due 2023 and the
guarantees thereof for a Like Principal Amount of 5.000% Notes due 2023 and the guarantees thereof which have been registered under the Securities Act of 1933
(the "2023 Notes Exchange Offer" and, together with the 2020
Notes Exchange Offer, the "exchange offers" and each an "exchange offer")

Pursuant to the Prospectus, dated                        , 2013

THE EXCHANGE OFFERS WILL EXPIRE AT 11:59 P.M. NEW YORK CITY TIME, ON                        , 2013, SUBJECT TO THE COMPANY'S RIGHT TO EXTEND THE EXPIRATION DATE FOR ANY EXCHANGE OFFER (SUCH DATE AND TIME, AS IT MAY BE EXTENDED, THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offers is:

U.S. BANK NATIONAL ASSOCIATION
(the "Exchange Agent")

For Delivery by Hand, Overnight Delivery, Registered or Certified Mail:

U.S. Bank National Association
Global Corporate Trust Services
60 Livingston Ave, EP-MN-WS2N
St. Paul, MN 55107
Attention: Specialized Finance

By Facsimile: (651) 466-7372 Attention: Specialized Finance		To Confirm by Telephone: (651) 466-6781
For Information, Call: (800) 934-6802

        Delivery of this Letter of Transmittal (this "Letter") to an address other than as set forth above, or transmission of this Letter via facsimile other than as set forth above, will not constitute a valid delivery.

        The undersigned acknowledges that he or she has received the prospectus, dated                        , 2013 (the "Prospectus"), of Flextronics International Ltd., a Singapore company (the "Company"), and this Letter, which together constitute the Company's offers to exchange $500,000,000 aggregate principal amount of the Company's outstanding, unregistered 4.625% Notes due 2020 (the "Original 2020 Notes") and the guarantees thereof for an equivalent amount of registered 4.625% Notes due 2020 (the "Exchange 2020 Notes") and the guarantees thereof and $500,000,000 aggregate principal amount of the Company's outstanding, unregistered 5.000% Notes due 2023 (the "Original 2023 Notes" and, together with the Original 2020 Notes, the "Original Notes" and each an "Original Note") and the guarantees thereof for an equivalent amount of registered 5.000% Notes due 2023 (the "Exchange 2023 Notes" and, together with the Exchange 2020 Notes, the "Exchange Notes" and each an "Exchange Note") and the guarantees thereof, each upon the terms and subject to the conditions set forth in the Prospectus and this Letter. The Original Notes and the Exchange Notes are sometimes referred to in this Letter together as the "Notes" and all references to the Notes include references to the related guarantees. Capitalized terms used but not defined herein shall have the same meaning given to them in the Prospectus.

        For each Original Note accepted for exchange by us, the holder of such Original Note will receive an Exchange Note of the same series having a principal amount equal to that of the surrendered Original Note.

        Interest on the Exchange Notes will accrue at a rate of 4.625% per year in the case of the Exchange 2020 Notes and 5.000% per year in the case of the Exchange 2023 Notes, in each case from the most recent date to which interest on the respective Original Notes or Exchange Notes, as applicable, has been paid or, if no interest has been paid, from February 20, 2013. Interest on each series of Notes is payable semi-annually in cash in arrears on February 15 and August 15.

        The Exchange 2020 Notes will mature on February 15, 2020 and the Exchange 2023 Notes will mature on February 15, 2023. The terms of the Exchange Notes are substantially identical to the terms of the corresponding series of the Original Notes, except that the Exchange Notes are registered under the Securities Act of 1933, as amended (the "Securities Act"), and the transfer restrictions, registration rights and payment of additional interest in case of non-registration applicable to the Original Notes do not apply to the Exchange Notes.

        In the event that (1) any changes in law or the applicable interpretations of the staff of the Securities and Exchange Commission (the "SEC") do not permit us to effect the exchange offers, (2) for any other reason the exchange offers are not consummated by December 27, 2013, (3) under certain circumstances, the initial purchasers shall so request or (4) any holder of original notes of an applicable series (other than the initial purchasers) is not eligible to participate in the exchange offers, we will, at our expense, (a) as soon as reasonably practicable, file with the SEC a shelf registration statement covering resales of the original notes of the applicable series and use our commercially reasonable efforts to cause the shelf registration statement to be declared effective within 90 days of the date the obligation to file a shelf registration statement arose and (b) use our commercially reasonable efforts to keep the shelf registration statement effective until the earlier of the second anniversary of the effective date of the shelf registration statement and the date all original notes covered by the shelf registration statement have been sold as contemplated in the shelf registration statement. We will, in the event of the filing of the shelf registration statement, provide to each holder of the original notes of the applicable series copies of the prospectus that is a part of the shelf registration statement, notify each such holder when the shelf registration statement has become effective and take certain other actions as are required to permit unrestricted resales of the original notes of such series. A holder of original notes that sells its original notes pursuant to the shelf registration statement generally (1) will be required to be named as a selling security holder in the related prospectus and to deliver a prospectus to purchasers, (2) will be subject to certain of the civil liability provisions under the Securities Act in connection with such sales and (3) will be bound by the provisions of the registration rights agreement that are applicable to such a holder (including certain indemnification rights and obligations thereunder). In addition, each holder of the original notes will be required to deliver information to be used in connection with the shelf registration statement and to provide comments on the shelf registration statement within the time periods set forth in the registration rights agreement to have their original notes included in the shelf registration statement and to benefit from the provisions regarding liquidated damages described in the following paragraph.

        If:

  (i)
  any registration statement required by the registration rights agreement is not declared effective by the SEC on or prior to the date specified for such effectiveness (the "effectiveness target date");

  (ii)
  the exchange offers have not been consummated within 30 business days (or if such 30th day is not a business day, the next succeeding business day) of the effectiveness target date with respect to the exchange offer registration statement; or

  (iii)
  any registration statement required by the registration rights agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded immediately by a post-effective amendment to such registration statement that cures such failure and that is immediately declared effective (each such event referred to in clauses (i) through (iii) above, a "registration default"), then the interest rate borne by the Transfer Restricted Securities shall be increased by 0.25% per annum during the 90-day period immediately following the occurrence of any registration default, and shall increase by 0.25% per annum at the end of each subsequent 90-day period, but in no event shall such increase exceed 1.00% per annum. Following the cure of all registration defaults relating to any particular Transfer Restricted Securities, the interest rate borne by the relevant Transfer Restricted Securities will be reduced to the original interest rate borne by such Transfer Restricted Securities; provided, however, that, if after any such reduction in interest rate, a different registration default occurs, the interest rate borne by the relevant Transfer Restricted Securities shall again be increased pursuant to the foregoing. "Transfer Restricted Securities" means each original note, until the earliest to occur of (i) the date on which such original note is exchanged in the exchange offers for an exchange note entitled to be resold to the public by the holder thereof without complying with the prospectus delivery requirements of the Securities Act, (ii) the date on which such original note has been effectively registered under the Securities Act and disposed of in accordance with a shelf registration statement and (iii) the date on which such original note is distributed to the public by a broker-dealer pursuant to the "Plan of Distribution" contemplated by the Prospectus.

        Any broker-dealer who holds Original Notes acquired for its own account as a result of market-making activities or other trading activities, and who will receive Exchange Notes in exchange for such Original Notes pursuant to the exchange offers, may be a statutory underwriter and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of those Exchange Notes. The Prospectus may be used by a broker-dealer in connection with resales of Exchange Notes received in exchange for Original Notes where such Original Notes were acquired as a result of market-making activities or other trading activities. The Company has agreed that, starting on the Expiration Date and ending at the close of business on the date that is 180 days after the Expiration Date, it will make the Prospectus available to any broker-dealer for use in connection with any such resale.

        The Company reserves the right, at any time or from time to time, to extend any exchange offer at its sole discretion, in which event the term "Expiration Date" for such exchange offer shall mean the latest time and date to which such exchange offer is extended. The Company intends to publicly announce any extension by making a timely release through an appropriate news agency.

        This Letter is to be completed by a holder of Original Notes either if certificates for such Original Notes are forwarded herewith or if a tender is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility") in accordance with the procedures set forth in the Prospectus under the caption "The Exchange Offers—Procedures For Tendering" and an Agent's Message (as defined below) is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation (as defined below), which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter and that the Company may enforce this Letter against such participant. The term "Book-Entry Confirmation" means confirmation of the book-entry tender of Original Notes into the Exchange Agent's account at the Book-Entry Transfer Facility.

        Delivery of documents to the Book-Entry Transfer Facility in accordance with its procedures does not constitute delivery to the Exchange Agent.

        The method of delivery of Original Notes and this Letter and all other required documents to the Exchange Agent is at the election and risk of the holders. Instead of delivery by mail, the Company recommends that holders use an overnight or hand delivery service. In all cases, holders should allow sufficient time to assure delivery to the Exchange Agent before the Expiration Date. No Letter or Original Notes should be sent to the Company.

        The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the exchange offers.

        List below the Original Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount at maturity of Original Notes should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF ORIGINAL 2020 NOTES

	1	2	3

Name(s) and Address(es) of Registered Holder(s) (Please fill-in, if blank)	Certificate Number(s)*	Aggregate Principal Amount Represented	Principal Amount Tendered**

Total

*	Need not be completed if Original 2020 Notes are being tendered by book-entry transfer.
**	Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Original 2020 Notes represented by the Original 2020 Notes indicated in column 2. See Instruction 2. Original 2020 Notes tendered must be in minimum denominations of $2,000 in principal amount and in integral multiples of $1,000 in excess thereof.

DESCRIPTION OF ORIGINAL 2023 NOTES

	1	2	3

Name(s) and Address(es) of Registered Holder(s) (Please fill-in, if blank)	Certificate Number(s)*	Aggregate Principal Amount Represented	Principal Amount Tendered**

Total

*	Need not be completed if Original 2023 Notes are being tendered by book-entry transfer.
**	Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Original 2023 Notes represented by the Original 2023 Notes indicated in column 2. See Instruction 2. Original 2023 Notes tendered must be in minimum denominations of $2,000 in principal amount and in integral multiples of $1,000 in excess thereof. See Instruction 1.

☐
CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

Account Number

Transaction Code Number

        By crediting the Original Notes to the Exchange Agent's account at the Book-Entry Transfer Facility's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the exchange offers, including transmitting to the Exchange Agent an Agent's Message in which the holder of the Original Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter, the participant in the Book-Entry Transfer Facility confirms on behalf of itself and the beneficial owners of such Original Notes all provisions of this Letter (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter to the Exchange Agent.

☐
CHECK HERE IF TENDERED ORIGINAL NOTES ARE ENCLOSED HEREWITH.

☐
CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        Upon the terms and subject to the conditions of the exchange offers, the undersigned hereby tenders to the Company the aggregate principal amount of the Original Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Original Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Original Notes as are being tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned's true and lawful agent and attorney-in-fact with respect to such tendered Original Notes, with full power of substitution, among other things, to cause the Original Notes to be assigned, transferred and exchanged.

        The undersigned hereby represents and warrants that (i) the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Original Notes tendered hereby and that the Company will acquire good, marketable and unencumbered title to the Original Notes, free and clear of all security interests, liens, restrictions, charges and encumbrances or other obligations relating to their sale or transfer and not subject to any adverse claim when the Original Notes are accepted by the Company; (ii) the undersigned is not an "affiliate", as defined in Rule 405 under the Securities Act, of the Company or its subsidiaries; (iii) any Exchange Notes to be received by the undersigned will be acquired in the ordinary course of the undersigned's business; and (iv) at the time of commencement of the exchange offers it has not engaged in, does not intend to engage in, and has no arrangement or understanding with any person to participate in the distribution, as defined in the Securities Act, of the Exchange Notes it will receive in the exchange offers.

        If the undersigned is a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes, it represents that the Original Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a Prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

        The undersigned also acknowledges that the exchange offers are being made by the Company based upon the Company's understanding of interpretations by the staff of the SEC as set forth in no-action letters issued to third parties (i.e. Exxon Capital Holdings Corp., SEC No-Action Letter (May 13, 1998) ("Exxon Capital"), Morgan Stanley & Co., Inc., SEC No-Action Letter (June 5, 1991) and Shearman & Sterling, SEC No-Action Letter (July 2, 1993)), that the Exchange Notes issued in exchange for the Original Notes pursuant to the exchange offers may be offered for resale, resold and otherwise transferred by holders thereof, without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that: (i) such holder is not an "affiliate", as defined in Rule 405 under the Securities Act, of the Company or its subsidiaries; (ii) such Exchange Notes received by the undersigned are acquired in the ordinary course of the undersigned's business; and (iii) such holder is not engaged in, does not intend to engage in, and has no arrangement or understanding with any person to participate in the distribution, as defined in the Securities Act, of the Exchange Notes.

        However, the Company has not sought its own no-action letter and therefore the staff of the SEC has not considered the exchange offers in the context of a no-action letter. There can be no assurance that the staff of the SEC would make a similar determination with respect to the exchange offers as in other circumstances. If a holder of Original Notes is an affiliate of the Company or its subsidiaries, acquires the Exchange Notes other than in the ordinary course of such holder's business or is engaged in or intends to engage in a distribution of the Exchange Notes or has any arrangement or understanding with respect to the distribution of the Exchange Notes (or is otherwise participating in the exchange offers for the purpose of distributing the Exchange Notes), such holder cannot rely on the position of the Staff enunciated in Exxon Capital or interpretive letters to similar effect and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction.

        The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Original Notes tendered hereby.

        All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offers—Withdrawal of Tenders" section of the Prospectus.

        Unless otherwise indicated in the box entitled "Special Issuance Instructions" below, please deliver the Exchange Notes in the name of the undersigned or, in the case of a book-entry delivery of the Original Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Exchange Notes to the undersigned at the address shown above in the applicable box above.

        THE UNDERSIGNED, BY COMPLETING THE APPLICABLE BOX OR BOXES ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL NOTES AS SET FORTH IN SUCH BOX ABOVE.

  SPECIAL ISSUANCE INSTRUCTIONS
  (See Instructions 3 and 4)

              To be completed ONLY if certificates for Original Notes not exchanged and/or Exchange Notes are to be issued in the name of and sent to someone other than the person(s) whose signature (s) appear(s) on this Letter, or if Original Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

  Issue Exchange Notes and/or Original Notes to:

Name(s):	(Please Type or Print)

Address:
(Including Zip Code)
(Complete accompanying Substitute Form W-9)

☐	Credit unexchanged Original Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

(Book-Entry Transfer Facility Account Number, if applicable)

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 3 and 4)

              To be completed ONLY if certificates for Original Notes not exchanged and/or Exchange Notes are to be sent to someone other than the person(s) whose signature(s) appear(s) on this Letter or to such person(s) at an address other than shown in the box entitled "Description of Original 2020 Notes" and/or "Description of Original 2023 Notes" on this Letter above.(Book-Entry Transfer Facility Account Number, if applicable)

Name(s):	(Please Type or Print)

Address:
(Including Zip Code)

        IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR ORIGINAL NOTES) OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

        PLEASE READ THIS ENTIRE LETTER CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

  PLEASE SIGN HERE
  (TO BE COMPLETED BY ALL TENDERING HOLDERS)
  (Complete accompanying Substitute Form W-9 below)

X:		,
X:		,
(Signature(s) of Registered Owner(s))	(Date)

Area Code and Telephone Number:

            If a holder is tendering any Original Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Original Notes or on a security position listing or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):

Title:

(Please Type or Print)

Capacity:

Address:

(Including Zip Code)

SIGNATURE GUARANTEE
(if Required by Instruction 3)

Signature Guaranteed by an Eligible Institution:

(Authorized Signature)
(Title)
(Name and Firm)

Date:

 INSTRUCTIONS

Forming Part of the Terms and Conditions of the

Offer to Exchange up to $500,000,000 Principal Amount of 4.625% Notes due 2020 and the guarantees thereof for a Like Principal Amount of 4.625% Notes due 2020 and the guarantees thereof which have been registered under the Securities Act of 1933

and

Offer to Exchange up to $500,000,000 Principal Amount of 5.000% Notes due 2023 and the guarantees thereof for a Like Principal Amount of 5.000% Notes due 2023 and the guarantees thereof which have been registered under the Securities Act of 1933

Pursuant to the Prospectus, dated                        , 2013

1.     Delivery of this Letter and the Original Notes.

        This Letter or, in lieu thereof, an Agent's Message stating that the holder has expressly acknowledged receipt of, and agrees to be bound by and held accountable by, this Letter, is to be completed by or received with respect to holders of Original Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offers—Procedures for Tendering" section of the Prospectus. Certificates for all physically tendered Original Notes (or Book-Entry Confirmation), as well as a properly completed and duly executed Letter (or facsimile thereof) and any other documents required by this Letter (or, in lieu thereof, an Agent's Message), must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date. Original Notes tendered hereby in exchange for Exchange Notes of the corresponding series must be in minimum denominations of $2,000 in principal amount and in integral multiples of $1,000 in excess thereof.

        The method of delivery of this Letter, the Original Notes and all other required documents is at the election and risk of the tendering holders. Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No Letter or Original Notes should be sent to the Company. Holders may request their respective brokers, dealers, commercial banks, trust companies or nominees to effect the tenders for such holders.

        See "The Exchange Offers" section of the Prospectus.

2.
Partial Tenders (not applicable to holders of Original Notes who tender by book-entry transfer); Withdrawals.

        If less than all of the Original Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Original Notes to be tendered in the box(es) above entitled "Description of Original 2020 Notes—Principal Amount Tendered" and/or "Description of Original 2023 Notes—Principal Amount Tendered." A newly reissued certificate for the Original Notes submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All of the Original Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

        A tender pursuant to the exchange offers may be withdrawn at any time prior to the Expiration Date. To be effective, a written or facsimile transmission notice of withdrawal must: (i) be received by the Exchange Agent prior to the Expiration Date; (ii) specify the name of the person who deposited the Original Notes to be withdrawn; (iii) identify the Original Notes to be withdrawn (including the certificate number(s), if any, and principal amount of such Original Notes); (iv) be signed by the depositor in the same manner as the original signature on this Letter by which such Original Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the trustee register the transfer of such Original Notes into the name of the person withdrawing the tender; and (v) specify the name in which any such Original Notes are to be registered, if different from that of the depositor. The Exchange Agent will return the properly withdrawn Original Notes promptly following receipt of notice of withdrawal. If Original Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Original Notes or otherwise comply with the Book-Entry Transfer Facility's procedures. All questions as to the validity of notices of withdrawal, including time of receipt, will be determined by the Company, in its sole discretion, and such determination will be final and binding on all parties.

3.     Signatures on this Letter, Bond Powers and Endorsements; Guarantee of Signatures.

        If this Letter is signed by the registered holder(s) of the Original Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates or on DTC's security position listing without alteration, enlargement or any change whatsoever.

        If any tendered Original Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

        If any tendered Original Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

        When this Letter is signed by the registered holder(s) (which term, for the purposes described herein, shall include the Book-Entry Transfer Facility whose name appears on a security listing as the owner of the Original Notes) of the Original Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued to a person other than the registered holder(s), then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificates must be guaranteed by an Eligible Institution (as defined below).

        If this Letter is signed by a person other than the registered holder(s) of any Original Notes specified therein, such certificate(s) must be endorsed by such registered holder(s) or accompanied by separate written instruments of transfer or endorsed in blank by such registered holder(s) in form satisfactory to the Company and duly executed by the registered holder, in either case signed exactly as such registered holder's or holders' name(s) appear(s) on the Original Notes.

        If this Letter or any certificates of Original Notes or separate written instruments of transfer or exchange are signed or endorsed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or other persons acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter.

        Signature on a Letter or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Original Notes are being or were tendered (i) by a registered holder who has not completed the box entitled "Special Payment Instructions" or "Special Delivery Instructions" on the Letter or (ii) for the account of an Eligible Institution. In the event that signatures on a Letter or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantee must be by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each such entity an "Eligible Institution").

4.     Special Issuance and Delivery Instructions.

        Tendering holders of Original Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the exchange offers are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Original Notes by book-entry transfer may request that Original Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate hereon. If no such instructions are given, such Original Notes not exchanged will be returned to the name or address of the person signing this Letter.

5.     Tax Identification Number and Backup Withholding.

        An exchange of Original Notes for Exchange Notes pursuant to the exchange offers will not be a taxable event for U.S. federal income tax purposes. In particular, no backup withholding or information reporting is required in connection with such an exchange. However, U.S. federal income tax law generally requires that payments of principal and interest on a note to a holder be subject to backup withholding unless such holder provides the payor with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below or otherwise establishes a basis for exemption. If such holder is an individual, the TIN is his or her social security number. If the payor is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, such holder may be subject to backup withholding in an amount that is currently 28% of all reportable payments of principal and interest.

        Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Such holders that are U.S. Holders should nevertheless complete the attached Substitute Form W-9 below, and check the box marked "exempt" in Part 2, to avoid possible erroneous backup withholding. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions. A non-U.S. holder should not use the Substitute Form W-9. Instead, in order for a non-U.S. holder to qualify as an exempt recipient, such non-U.S. holder must give the Company a completed Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding), or other appropriate Form W-8. These forms may be obtained from the Exchange Agent or from the Internal Revenue Service's website, www.irs.gov.

        You are a U.S. Holder if you are, for U.S. federal income tax purposes, (i) a citizen or an individual resident of the United States (including a U.S. resident alien), (ii) a partnership, corporation, company, or association created or organized in the United States or under the laws of the United States or any political subdivision thereof or therein, (iii) an estate whose income is subject to U.S. federal income tax regardless of its source, or (iv) a trust if (a) a U.S. court can exercise primary supervision over the trust's administration and one or more U.S. persons, within the meaning of Section 7701(a)(30) of the Internal Revenue Code, are authorized to control all substantial decisions of the trust; or (b) in general, the trust was in existence on August 20, 1996 and was treated as a U.S. person under the Internal Revenue Code on the previous day and made a valid election under applicable Treasury regulations to continue to be so treated.

        To prevent backup withholding on reportable payments of principal and interest, each tendering U.S. Holder of Original Notes must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to a backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Original Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which

TIN to report. If a U.S. Holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box marked "applied for" in Part 1 of the Substitute Form W-9 and complete the certification in Part 3 of the Substitute Form W-9. Note: checking this box and completing this certification on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If a U.S. Holder checks the box in Part 1 of the Substitute Form W-9 and completes the certification in Part 3 of the Substitute Form W-9, backup withholding at a rate currently of 28% will nevertheless apply to all reportable payments made by such holder. If such a holder furnishes its TIN to the Company within 60 calendar days of Company's receipt of the Substitute Form W-9, however, any amounts so withheld shall be refunded to such holder.

        If backup withholding applies, the payor will withhold the appropriate percentage (currently 28%) from payments to the payee. Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld, if certain required information is timely provided to the IRS. If withholding results in overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

6.     Transfer Taxes.

        Holders who tender their Original Notes for exchange will generally not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Original Notes tendered hereby, or if tendered Original Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the exchange of Original Notes in connection with the exchange offers, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

        Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Original Notes specified in this Letter.

7.     Waiver of Conditions.

        The Company reserves the right, in its sole discretion, to waive satisfaction of any or all conditions enumerated in the Prospectus at any time and from time to time prior to the Expiration Date.

8.     No Conditional Tenders.

        No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Original Notes, by execution of this Letter or, in lieu thereof, an Agent's Message, shall waive any right to receive notice of the acceptance of their Original Notes for exchange.

        None of the Company, the Exchange Agent or any other person is obligated to give notice of any defect or irregularity with respect to any tender of Original Notes nor shall any of them incur any liability for failure to give any such notice.

9.     Mutilated, Lost, Stolen or Destroyed Original Notes.

        Any holder whose Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.   Requests for Assistance or Additional Copies.

        Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.

 TO BE COMPLETED BY ALL TENDERING HOLDERS (See Instruction 5)

SUBSTITUTE FORM W-9

REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION

PAYOR'S NAME: FLEXTRONICS INTERNATIONAL LTD., ACTING THROUGH ITS BERMUDA BRANCH

PAYEE INFORMATION
(Please print or type)

Individual or business name (if joint account list first and circle the name of person or entity whose number you furnish in Part 1 below):

Check appropriate box:	☐ Individual/Sole proprietor
☐ C Corporation
☐ S Corporation
☐ Partnership
☐ Trust/Estate
☐ Limited Liability Company
☐ Other
ADDRESS (NUMBER, STREETS AND APT. OR SUITE NO.)
CITY, STATE, AND ZIP CODE

PART 1: TAXPAYER IDENTIFICATION NUMBER ("TIN")

Enter your TIN below. For individuals, this is your social security number. For other entities, it is your employer identification number. Refer to the chart on page 1 of the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "Guidelines") for further clarification. If you do not have a TIN, see instructions on how to obtain a TIN on page 2 of the Guidelines, check the appropriate box below indicating that you have applied for a TIN and, in addition to the Part 3 Certification, sign the attached Certification of Awaiting Taxpayer Identification Number.

Social Security Number:                -            -

Employer Identification number:                      -

☐    Applied For

PART 2: PAYEES EXEMPT FROM BACKUP WITHHOLDING

Check box (See page 2 of the Guidelines for further clarification. Even if you are exempt from backup withholding, you should still complete and sign the certification below):

☐    Exempt

PART 3: CERTIFICATION

Certification instructions: You must cross out item 2 below if you have been notified by the Internal Revenue Service that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

Under penalties of perjury, I certify that:

1.
The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me);

2.
I am not subject to backup withholding because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified me that I am no longer subject to backup withholding; and

3.
I am a U.S. person (including a U.S. resident alien).

Signature
Date

NOTE:
FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFERS. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU CHECKED THE BOX "APPLIED FOR" IN PART 1 OF SUBSTITUTE FORM W-9

CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify, under penalties of perjury, that a TIN has not been issued to me, and either (i) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN to the payor, the payor is required to withhold and remit to the Internal Revenue Service a percentage (currently 28%) of all reportable payments made to me until I furnish the payor with a TIN.

Signature
Date

NOTE:
FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING AT THE APPLICABLE WITHHOLDING RATE (WHICH IS CURRENTLY 28%) ON ANY REPORTABLE PAYMENTS MADE TO YOU.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER—Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:		Give NAME and SOCIAL SECURITY number (SSN) of:	For this type of account:		Give NAME and EMPLOYER IDENTIFICATION number (EIN) of:
1.	Individual	The individual	6.	A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)(4)
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)	7.	Corporation or LLC electing corporate status under Form 8832	The corporation
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	8.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization
4.	(a) The usual revocable savings trust (grantor is also trustee)	The grantor—trustee(1)	9.	Partnership	The partnership
	(b) So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or disregarded entity owned by an individual	The owner(3)	10.	A broker or registered nominee	The broker or nominee
			11.	Account with the Department of Agriculture in the name of a public entity (such as State or local government, school district, or prison) that receives agricultural program payments	The public entity
			12.	Disregarded entity not owned by an individual	The owner

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

(2)
Circle the minor's name and furnish the minor's SSN.

(3)
You must show your individual name, but you may also enter your business or "DBA" name. You may use either your SSN or EIN (if you have one).

(4)
List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Section references are to the Internal Revenue Code.

Obtaining a Number.    If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Card, from the local office of the Social Security Administration, or Form SS-4, Application for Employer Identification Number, from the Internal Revenue Service (the "IRS") and apply for a number.

Payees Exempt from Backup Withholding.    The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except for those listed in item (9). For broker transactions, payees listed in (1) through (13) are exempt. A person registered under the Investment Advisers Act of 1940 who regularly acts as a broker is also exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except that the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding or information reporting: medical and health care payments, attorneys' fees and payments for services paid by a federal executive agency. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions and patronage dividends.

          (1)     A corporation.

          (2)     An organization exempt from tax under section 501(a), or an individual retirement plan ("IRA"), or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

          (3)     The United States or any of its agencies or instrumentalities.

          (4)     A State, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

          (5)     A foreign government or any of its political subdivisions, agencies, or instrumentalities.

          (6)     An international organization or any of its agencies or instrumentalities.

          (7)     A foreign central bank of issue.

          (8)     A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

          (9)     A futures commission merchant registered with the Commodity Futures Trading Commission.

          (10)   A real estate investment trust.

          (11)   An entity registered at all times during the tax year under the Investment Company Act of 1940.

          (12)   A common trust fund operated by a bank under section 584(a).

          (13)   A financial institution.

          (14)   A middleman known in the investment community as a nominee or custodian.

          (15)   A trust exempt from tax under section 664 or described in section 4947.

          Exempt payees should file substitute Form W-9 to avoid possible erroneous backup withholding.

Interest Payments.    Payments of interest generally not subject to backup withholding include the following:

  •
  Payments of interest on obligations issued by individuals. NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

  •
  Payments described in section 6049(b)(5) to nonresident aliens.

  •
  Payments on tax-free covenant bonds under section 1451.

  •
  Payments made by certain foreign organizations.

Payments that are not subject to information reporting are also not subject to backup withholding. For details see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N, and the regulations under such sections.

Privacy Act Notice.    Section 6109 requires you to give your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. The IRS also may disclose this information to other countries under a tax treaty, or to federal and state agencies to enforce federal non tax criminal laws and to combat terrorism. You must provide your taxpayer identification number whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties.

(1)    Penalty for Failure to Furnish Taxpayer Identification Number.    If you fail to furnish your taxpayer identification number to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)    Civil Penalty for False Information with Respect to Withholding.    If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3)    Criminal Penalty for Falsifying Information.    Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

QuickLinks

  Exhibit 99.01
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
INSTRUCTIONS Forming Part of the Terms and Conditions of the Offer to Exchange up to $500,000,000 Principal Amount of 4.625% Notes due 2020 and the guarantees thereof for a Like Principal Amount of 4.625% Notes due 2020 and the guarantees thereof which have been registered under the Securities Act of 1933 and Offer to Exchange up to $500,000,000 Principal Amount of 5.000% Notes due 2023 and the guarantees thereof for a Like Principal Amount of 5.000% Notes due 2023 and the guarantees thereof which have been registered under the Securities Act of 1933 Pursuant to the Prospectus, dated , 2013
TO BE COMPLETED BY ALL TENDERING HOLDERS (See Instruction 5) SUBSTITUTE FORM W-9 REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION PAYOR'S NAME: FLEXTRONICS INTERNATIONAL LTD., ACTING THROUGH ITS BERMUDA BRANCH
CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER